UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2024

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	OTC Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2024, Trevena, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2024, and provided an overview of its third quarter operational updates. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 is furnished by the Company in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Certain Directors

On November 5, 2024, in connection with ongoing cost-cutting measures, each of Mark Corrigan, M.D., Marvin Johnson, Jr., Anne M. Phillips, M.D., and Jake R. Nunn resigned from the Board of Directors of the Company (the “Board”) and the committees thereof, effective as of November 5, 2024. The voluntary resignations of such directors were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the foregoing resignations, the Board decreased the size of the Board to three members, effective upon the effectiveness of the resignations. Following the effectiveness of the resignations, Carrie Bourdow continues to serve as Chairman of the Board, and Scott Braunstein, M.D. and Barbara Yanni continue to serve as directors on the Board.

Consulting Agreement

On November 6, 2024, the Company entered into a consulting agreement with Ms. Bourdow (the “Bourdow Consulting Agreement”), effective as of November 6, 2024, pursuant to which Ms. Bourdow will continue to provide services to the Company in her capacity as Acting Chief Executive Officer and Principal Executive Officer of the Company. Pursuant to the terms of the Bourdow Consulting Agreement, Ms. Bourdow will receive cash compensation at an hourly rate generally consistent with her prior compensation levels for services to the Company. A copy of the Bourdow Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
99.1	Press Release dated November 7, 2024
10.1	Consulting Agreement, dated November 6, 2024, by and between the Company and Carrie Bourdow
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: November 7, 2024	By:	/s/ Barry Shin
Barry Shin
Acting Chief Operating Officer and Chief Financial Officer